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                                                                    Exhibit 10.5

                          INTERACTIVE DATA CORPORATION

                          2000 LONG-TERM INCENTIVE PLAN
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                                 2004 AMENDMENT

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     Interactive Data Corporation (the "Company") hereby amends the Interactive
Data Corporation 2000 Long-Term Incentive Plan (the "Plan") as set forth below.

                                    * * * * *

     1. Plan Termination. Paragraph (k) of Section 8 shall be amended by deleting the clause preceding the semicolon and replacing it with the following:
"The Plan shall become effective as of the date of its adoption by the Board, and shall continue in effect until the earlier to occur of: (i) termination by the Board or (ii) February 22, 2010;"

                                    * * * * *

     2. Further Amendments. Except as hereinabove specifically amended, all provisions of the Plan shall continue in full force and effect; provided, however, that the Company hereby reserves the power from time to time to further amend the Plan.

                                    * * * * *



     IN WITNESS WHEREOF, the Company has caused this 2004 Amendment to be executed in its name and on its behalf this 24 day of February, 2004.


                                   INTERACTIVE DATA CORPORATION




                                     By:    /s/ Stuart J. Clark
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                                        Stuart J. Clark, Chief Executive Officer